UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2004

MB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-24566-01	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

801 West Madison Street, Chicago, Illinois 60607
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (773) 633-0333

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Forward-Looking Statements

When used in this presentation and in filings with the Securities and Exchange Commission, in other press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected cost savings and synergies from our merger and acquisition activities might not be realized within the expected time frames, and costs or difficulties relating to integration matters might be greater than expected; (2) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; (3) competitive pressures among depository institutions; (4) interest rate movements and their impact on customer behavior and net interest margin; (5) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (6) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (7) MB Financial’s ability to realize the residual values of its direct finance, leveraged, and operating leases; (8) the ability to access cost-effective funding; (9) changes in financial markets; (10) changes in economic conditions in general and in the Chicago metropolitan area in particular; (11) the costs, effects and outcomes of litigation; (12) new legislation or regulatory changes, including but not limited to changes in federal and/or state tax laws or interpretations thereof by taxing authorities; (13) changes in accounting principles, policies or guidelines; and (14) future acquisitions by MB Financial of other depository institutions or lines of business.

MB Financial does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Set forth below are investor presentation materials.

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[LOGO]

Investor Presentation

Mitchell Feiger, President and Chief Executive Officer

Jill E. York, Vice President and Chief Financial Officer

December 1-2, 2004

NASDAQ:  MBFI

Forward Looking Statements

When used in this presentation and in filings with the Securities and Exchange Commission, in other press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected cost savings and synergies from our merger and acquisition activities might not be realized within the expected time frames, and costs or difficulties relating to integration matters might be greater than expected; (2) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; (3) competitive pressures among depository institutions; (4) interest rate movements and their impact on customer behavior and net interest margin; (5) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (6) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (7) MB Financial’s ability to realize the residual values of its direct finance, leveraged, and operating leases; (8) the ability to access cost-effective funding; (9) changes in financial markets; (10) changes in economic conditions in general and in the Chicago metropolitan area in particular; (11) the costs, effects and outcomes of litigation; (12) new legislation or regulatory changes, including but not limited to changes in federal and/or state tax laws or interpretations thereof by taxing authorities; (13) changes in accounting principles, policies or guidelines; and (14) future acquisitions by MB Financial of other depository institutions or lines of business.

MB Financial does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

[LOGO]

MB Financial Snapshot

As of September 30, 2004

Offices	43
Bank subsidiaries	2
Assets	$5.1	billion
Loans	$3.2	billion
Deposits	$3.8	billion
Trust assets under management	$1.5	billion

2003

Net income	$53.4	million	(+15.1)%
Fully diluted EPS	$1.96		(+14.0)%
Cash return on tangible equity	18.8%
Return on equity	14.8%

YTD 3Q2004

Net income	$46.8	million	(+19.6)%
Fully diluted EPS	$1.65		(+14.6)%
Cash return on tangible equity	19.9%
Return on equity	14.9%

Market information

Stock price - November 26, 2004	$42.20
Market capitalization	$1.2	billion
P/E (TTM)	19.5
P/E forward (2004 based on IBES estimate)	18.8

Chicago Area Branch Map

[GRAPHIC]

Key Strategies

•                  Dual growth sources

•                  Core business segments are growing

•                  Commercial Banking

•                  Wealth Management

•                  Retail Banking

•                  Mergers and acquisitions supplement core business growth

•                  Balanced revenue and profit streams from our business lines

•                  Decreasing dependence on net interest related revenues

•                  Expanding fee businesses

•                  Remaining focused on current business segments

Commercial Banking

Well developed Commercial Banking business including:

•                  Middle-market business financing

•                  Treasury management

•                  Capital markets products (swaps, floors, caps)

•                  Real estate investor, construction, developer financing

•                  Lease banking

•                  Target market is companies with revenues ranging from $5 to $100 million

•                  Loans are granular – typical size is $3 to $6 million

•                  Focus is on relationship banking

•                  Adding and grooming senior lenders focused on growing the business

•                  Chicago metropolitan market is large, diversified, and stable

Commercial Banking - Loans Outstanding

+17%
CAGR

[CHART]

* Includes commercial loans collateralized by assignment of lease payments.

Wealth Management

Expanding business and capabilities

•                  Private Banking

•                  High touch/high service approach

•                  Staff are deep generalists (loans, deposits, trust and asset management services, estate and financial planning)

•                  Trust/Asset Management

•                  High touch/high service approach

•                  Open architecture asset management format

•                  Objective advice

•                  Superior returns

•                  Vision Investment Services

•                  High quality provider

•                  Provides brokerage services through MB and other banks

•                  Rapidly growing

•                  Works closely with MB Retail Banking

•                  Overall

•                  Relationship focused

•                  Team approach

•                  Focused on what’s best for the client

•                  Significant growth potential – Commercial side holds strong potential for referrals and new business

Wealth Management Revenue

46%
CAGR

[CHART]

Retail Banking

•                  Consumer and small business

•                  Deposit and credit services

•                  Sales/service culture

•                  Focused on growing core transaction accounts

•                  Gateway to other services – Brokerage platform, Trust/Asset Management, Private Banking

•                  Efficient expertise in mortgage platform – low cost; can scale quickly to react to volume changes

•                  Upgrading branch locations to maximize growth and profitability

Bank Holding Companies

Cook County Deposit Market Share

As of June 30, 2004

Pending Ownership as of November 19, 2004

Rank	Institution	Type	Branch Count	Total Deposits in Market	Total Market Share
				($000)	(%)

1	JPMorgan Chase & Co. (NY (Bank One)	Bank	151	28,171,866	18.87
2	LaSalle Bank Corporation (IL)	Bank	89	26,063,977	17.46
3	BMO Financial Group (Harris Bank)	Bank	76	14,937,173	10.00
4	Northern Trust Corp. (IL)	Bank	9	6,369,328	4.27
5	Royal Bank of Scotland Group (Charter One)	Bank	82	4,805,561	3.22
6	Citigroup Inc. (NY)	Bank	39	4,421,363	2.96
7	Fifth Third Bancorp (OH)	Bank	40	3,527,520	2.36
8	MAF Bancorp Inc. (IL)	Thrift	33	3,390,467	2.27
9	MB Financial Inc. (IL)	Bank	33	3,174,321	2.13
10	Bank of America Corp. (NC)	Bank	8	3,087,480	2.07
11	Corus Bankshares Inc. (IL)	Bank	14	2,993,795	2.01
12	Wintrust Financial Corp. (IL)	Bank	20	2,392,615	1.60
13	FBOP Corp. (IL)	Bank	21	2,118,074	1.42
14	Taylor Capital Group Inc. (IL)	Bank	11	2,109,047	1.41
15	Metropolitan Bank Group Inc. (IL)	Bank	58	1,905,509	1.28
16	TCF Financial Corp. (MN)	Bank	112	1,896,575	1.27
17	First Midwest Bancorp Inc. (IL)	Bank	17	1,696,963	1.14
18	Parkway Bancorp Inc. (IL)	Bank	14	1,331,845	0.89
19	Popular Inc. (PR)	Bank	17	1,255,821	0.84
20	U.S. Bancorp (MN)	Bank	24	1,205,083	0.81

Source: SNL Datasource

Mergers and Acquisitions

•                  Supplements our core growth

•                  Allows us to strengthen our Company in key business areas

•                  We have capitalized on good opportunities over the past ten years

M & A Highlights

2001 to 2004

Assets

1990 to 2000 (10 mergers and acquisitions)	$1.9 billion

Acquired FSL Holdings, Inc.
April 2001	$222 million

MidCity Financial and MB Financial merge
November 2001	MOE

Acquired Lincolnwood Financial Corp.
April 2002	$228 million

Acquired LaSalle Systems Leasing
August 2002	$92 million

Acquired South Holland Bancorp
February 2003	$560 million

Divested Abrams Centre Bancshares
May 2003	$98 million

Acquired First SecurityFed Financial
May 2004	$567 million

M & A Success Factors

•                  Integration starts as soon as the deal is signed and is completed rapidly

•                  We deliver promised results

•                  Financial modeling is realistic

•                  Cost savings targets are met

•                  Very experienced M&A management team with proven M&A performance

•                  Disciplined acquisition pricing

Recent Acquisition Pricing

Transaction	P/E	P/E Adj*	P/B	Prem/ Dep
FSL	21.7	9.7	1.2	4.3%

Lincolnwood	14.4	9.7	1.6	6.9%

LaSalle Leasing	10.0	6.3	1.3	N/A

South Holland	18.1	10.3	1.2	4.4%

First SecurityFed	16.8	9.8	1.7	18.8%

*           P/E Adj is computed as (price – excess equity) / (pre-acquisition core earnings + after-tax cost savings in year one – after tax earnings on excess equity).

Transaction	IRR	1st Yr EPS	1st Yr Cost Saves
FSL	27%	+3.5%	42%

Lincolnwood	27%	+4.5%	50%

LaSalle Leasing	22%	+3.4%	0%

South Holland	22%	+3.5%	21%

First SecurityFed*	21%	+3.5%	15%

*           For First SecurityFed, second year EPS accretion is projected to be 3.8% and second year cost saves are estimated to be 32%.

Fully Diluted Earnings Per Share

•                  We are rapidly growing earnings

[CHART]

* Including $19.2 million after tax merger charge.

** All data has been adjusted to reflect 50% stock dividend.

Net Income

•                  Company has consistently grown earnings

•                  Both core business growth and M&A contribute

[CHART]

* Excludes $19.2 million after tax merger charge.

Net Interest Income

•                  Consistently growing as we expand our business

[CHART]

Net Interest Margin

•                  Margins have been stable through various interest rate environments

•                  Prepayment fees and loan rate floors have protected margins

[CHART]

Net Interest Income Sensitivity	Parallel Shifts in Yield Curve
Varying Rate Scenarios	One Year Horizon – 9/30/04

•                  We are asset sensitive

[CHART]

Non-Performing Loans to Total Loans

•                  Credit quality has been

•                  Excellent, stable, predictable

•                  Better than peers with large C&I portfolios

[CHART]

Net Charge-offs to Average Loans

•                  Charge-offs have been manageable

•                  Portfolio is granular

•                  Extensive due diligence prior to acquisitions

[CHART]

Allowance to Loans

•                  Appropriate reserves for potential loan losses

•                  Statistical modeling used to determine appropriate allowance

•                  Default risk is appropriately priced into loans originated

[CHART]

Other Income

•                  Diversifying and growing revenue sources

•                  Wealth Management, Deposit Services and Lease Banking are strong contributors to growth

22%
CAGR

[CHART]

Other Income to Total Revenues

•                  Revenue streams are becoming more balanced

•                  Will continue to be a strategic area of focus

[CHART]

Efficiency Ratio

•                  We are carefully managing expenses

•                  Investments are being made in revenue producing personnel

•                  Extensive investing in new infrastructure

[CHART]

* Excludes $19.2 million after tax merger charge.

Cash Return on Tangible Equity

[CHART]

* Excludes $19.2 million after tax merger charge.

MBFI Stock Price

[CHART]

[CHART]

[LOGO]

Investor Presentation

Mitchell Feiger, President and Chief Executive Officer

Jill E. York, Vice President and Chief Financial Officer

December 1-2, 2004

NASDAQ:  MBFI

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, MB Financial, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 30th day of November, 2004.

MB FINANCIAL, INC.

By:	/s/ Jill E. York
Jill E. York
Vice President and Chief Financial Officer
(Principal Financial and Principal Accounting Officer)

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